                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            February 26, 2001


                        COPLEY PENSION PROPERTIES VII;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-20126                                             04-3035851
(Commission File Number)                       (IRS Employer Identification No.)


     World Trade Center East
     Two Seaport Lane
     Boston, MA                                                 02210
(Address of principal executive offices)                      (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     Copley Pension Properties VII; A Real Estate Limited Partnership (the "Partnership") owned a 23.25% partnership interest in Prentiss/Copley Itasca Associates (the "Joint Venture"), a Delaware general partnership organized to own real property. A 51.75% partnership interest was owned by Copley Pension Properties VI: A Real Estate Limited Partnership (the "Affiliate") and the remaining 25% was owned by Prentiss Properties Itasca, L.P., a Texas limited partnership (the "Developer"). Per the Partnership Agreement, as a result of default contributions made on behalf of the Developer, the Partnership and its Affiliate's ownership percentages were increased to 27.89% and 62.08%, respectively, and the Developer's ownership percentage was decreased to 10.03% as of the date of sale. On February 26, 2001, the Joint Venture sold its property located at 225 Spring Lake, Itasca, Illinois to an unaffiliated third party (the "Buyer") for gross proceeds of $4,575,000. The selling price was determined by arm's length negotiations between the Joint Venture and the Buyer. The Partnership received net proceeds of approximately $1,337,000, representing a return of capital and accrued priority return totaling approximately $1,282,000, and its share of residual proceeds of approximately $55,000. The Partnership recognized a gain of approximately $401,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of September 30, 2000 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1999 (Exhibit B) and the nine month period ended September 30, 2000 (Exhibit C).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 12, 2001           COPLEY PENSION PROPERTIES VII;
                                A REAL ESTATE LIMITED PARTNERSHIP
                                        (Registrant)



                                By:  Seventh Copley Corp.,
                                     Managing General Partner


                                By:  /s/ Alison L. Husid
                                     -----------------------
                                Name:   Alison L. Husid
                                Title:  President, Chief Executive Officer and
                                        Director

Copley Pension Properties VII                                          EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 2000
Unaudited

                                                                                       Pro Forma                September 30, 2000
                                                         September 30, 2000            Adjustment                   Pro Forma
ASSETS                                                   ------------------            ----------               ------------------
Joint Venture                                                   $   892,748         ($   892,748)(a)              $         0
Property, net                                                     2,343,839                    0                    2,343,839

Cash and cash equivalents                                         3,658,947            1,336,768 (a)                4,995,715
                                                                -----------          -----------                  -----------
                                                                $ 6,895,534          $   444,020                  $ 7,339,554
                                                                ===========          ===========                  ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                $    74,632          $         0                  $    74,632
Deferred disposition fees                                         1,384,858               42,548 (b)                1,427,406
                                                                -----------          -----------                  -----------
Total liabilities                                                 1,459,490               42,548                    1,502,038
                                                                -----------          -----------                  -----------

Partners' capital:
      Limited partners ($201.44 per unit;
        160,000 units authorized, 42,076
        units issued and outstanding)                             5,408,839              397,457 (a)                5,806,296
      General partners                                               27,205                4,015 (a)                   31,220
                                                                -----------          -----------                  -----------

Total partners' capital                                           5,436,044              401,472                    5,837,516
                                                                -----------          -----------                  -----------
                                                                $ 6,895,534          $   444,020                  $ 7,339,554
                                                                ===========          ===========                  ===========

Copley Pension Properties VII                                         EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1999
Unaudited

                                                                                                                   Year Ended
                                                                 Year Ended            Pro Forma                 December 31, 1999
                                                              December 31, 1999        Adjustment                    Pro Forma
                                                              -----------------        ----------                -----------------
Investment Activity
Property rentals                                                  $   937,404          $         0                    $   937,404
Property operating expenses                                          (265,271)                   0                       (265,271)
Depreciation and amortization                                         (90,317)               2,056 (c)                    (88,261)
                                                                  -----------          -----------                    -----------
                                                                      581,816                2,056                        583,872

Equity in joint venture earnings                                    1,075,117              (57,173)(c)                  1,017,944
                                                                  -----------          -----------                    -----------

     Total real estate operations                                   1,656,933              (55,117)                     1,601,816

Gain on sale of property                                            3,287,303                    0                      3,287,303
                                                                  -----------          -----------                    -----------

     Total real estate activity                                     4,944,236              (55,117)                     4,889,119

Interest on cash equivalents and short term investments               262,609                    0                        262,609
                                                                  -----------          -----------                    -----------

     Total investment activity                                      5,206,845              (55,117)                     5,151,728


Portfolio Expenses

Management fee                                                        158,173               (7,417)(f)                    150,756
General and administrative                                            177,261               (1,705)(g)                    175,556
                                                                  -----------          -----------                    -----------
                                                                      335,434               (9,122)                       326,312
                                                                  -----------          -----------                    -----------

Net income (loss)                                                 $ 4,871,411          ($   45,995)                   $ 4,825,416
                                                                  ===========          ===========                    ===========

Net income (loss) per limited partnership unit                    $    114.62          ($     1.08)(d)                $    113.54
                                                                  ===========          ===========                    ===========

Number of limited partnership units
  outstanding during the year                                          42,076               42,076                         42,076
                                                                  ===========          ===========                    ===========

Copley Pension Properties VII                                          EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Nine Months Ended September, 2000
Unaudited

                                                                                                                  Nine Months Ended
                                                                Nine Months Ended         Pro Forma              September 30, 2000
                                                                September 30, 2000        Adjustment                  Pro Forma
                                                                ------------------        ----------             ------------------
Investment Activity
Property rentals                                                  $       240,978          $         0             $      240,978
Property operating expenses                                               (56,223)                   0                    (56,223)
Depreciation and amortization                                            (108,685)               2,056 (c)               (106,629)
                                                                  ---------------          -----------             --------------
                                                                           76,070                2,056                     78,126

Joint venture earnings                                                    530,482               13,742 (e)                544,224
                                                                  ---------------          -----------             --------------

     Total real estate operations                                         606,552               15,798                    622,350

Gain on sale of property                                                2,501,169                    0                  2,501,169
                                                                  ---------------          -----------             --------------

     Total real estate activity                                         3,107,721               15,798                  3,123,519

Interest on cash equivalents and short term investments                   211,852                    0                    211,852
                                                                  ---------------          -----------             --------------

     Total investment activity                                          3,319,573               15,798                  3,335,371


Portfolio Expenses

Management fee                                                             54,896                    0                     54,896
General and administrative                                                139,129                    0                    139,129
                                                                  ---------------          -----------             --------------
                                                                          194,025                    0                    194,025
                                                                  ---------------          -----------             --------------

Net income                                                        $     3,125,548          $    15,798             $    3,141,346
                                                                  ===============          ===========             ==============

Net income per limited partnership unit                           $         73.54          $      0.37 (d)         $        73.91
                                                                  ===============          ===========             ==============


Number of limited partnership units
  outstanding during the period                                            42,076               42,076                     42,076
                                                                  ===============          ===========             ==============

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1999 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income (loss) per limited partnership unit after the removal of operating activity related to the disposed asset discussed in
     Item 2 herein.

(e) Removal of 2000 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.